ALPS | STADION TACTICAL GROWTH PORTFOLIO	ALPS VARIABLE INVESTMENT TRUST
Ticker: Class I (N/A) and Class III (ALSGX)	Summary Prospectus April 30, 2017

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio, including the statement of additional information, online at http://www.alpsfunds.com/regulatory-reports/alpsstadion-tactical-growth-portfolio. You can also get this information at no cost by calling 1-866-432-2926, by sending an e-mail request to stadionportfolios@alpsfunds.com, or by contacting your insurance company. The Portfolio’s prospectus and statement of additional information, each dated April 30, 2017, along with the Portfolio’s most recent annual report to shareholder dated December 31, 2016, are incorporated by reference into this summary prospectus.

Investment Objective

The investment objective of the ALPS | Stadion Tactical Growth Portfolio (the “Portfolio”) is to seek long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class III
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	1.38%	1.32%
Shareholder Service Fee	0.15%	0.25%
Other Portfolio Expenses	1.23%	1.07%
Acquired Fund Fees and Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses(1)	2.33%	2.52%
Fee Waiver/Expense Reimbursement(2)	(1.18)%	(1.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	1.15%	1.50%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the ETFs and other investment companies.

(2)

ALPS Advisors, Inc. (the “Adviser”) and Stadion Money Management, LLC (the “Sub-Adviser”) have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.80% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2018. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees and/or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$ 117	$ 614	$ 1,137	$ 2,571
Class III	$ 153	$ 687	$ 1,248	$ 2,775

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 142% of the average value of the Portfolio.

Principal Investment Strategies

To achieve its investment objective, the Portfolio invests primarily in actively managed or index-based exchange traded funds (“ETFs”), mutual funds and other investment companies, and groups of securities related by index or sector made

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available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) (collectively, “Fund Investments”) that the Adviser or Sub-Adviser believes have the potential for capital appreciation. The Portfolio’s investment strategy will emphasize growth style investing, but Fund Investments may also at times have value characteristics.

In allocating the Portfolio’s assets, the Sub-Adviser uses a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Portfolio’s:

●	optimum cash position;
●	weighting between the value and growth segments of the market;
●	sector and industry allocation; and
●	domestic and international exposure.

The Sub-Adviser generally will search for investments that exhibit attractive valuations on several metrics. To participate in markets and market sectors, the Sub-Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Sub-Adviser believes are a convenient way to invest in both broad market indexes and market sector indexes.

The Sub-Adviser retains the flexibility to allocate among equity or fixed-income Fund Investments as determined to be suitable for the Portfolio. The Portfolio may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating, including investment grade and high yield, non-investment grade fixed income securities (commonly known as “junk bonds”)).The mix of fixed income and equity Fund Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions. The Portfolio may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Sub-Adviser generally sells a security under one or more of the following conditions:

●	the security reaches the Sub-Adviser’s appraised value;
●	there is a more attractively priced Fund Investment or other security as an alternative;
●	the optimum Cash Position has changed based on the Sub-Adviser’s quantitative research;
●	the weighting between the value and growth segments of the market have changed based on the Sub-Adviser’s quantitative research;
●	the weighting between sector and industry allocations have changed based on the Sub-Adviser’s quantitative research; or
●	the weighting between domestic and international exposure have changed based on the Sub-Adviser’s quantitative research.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found in the prospectus. Unless stated otherwise, the principal risks described below are applicable to the Portfolio directly and indirectly through the Fund Investments in which the Portfolio invests.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s or Sub-Adviser’s control, including fluctuation in interest rates, the quality of the Portfolio’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Management Risk. Any failure by the Sub-Adviser’s allocation model to accurately measure market risk and appropriately react to current and developing market trends may result in significant losses in the Portfolio’s investments, which can also result in possible losses overall for the Portfolio.

Growth Securities Risk: The Portfolio may invest in growth-oriented companies that the Adviser or Sub-Adviser believes, as applicable, will have revenue and earnings that grow faster than the economy as a whole. These companies may offer above-average prospects for capital appreciation with little or no emphasis on dividend income. It is possible that the Portfolio’s return could be negatively impacted if the Adviser’s or Sub-Adviser’s, as applicable, perceptions of a company’s growth potential are wrong, and the securities purchased may not perform as expected.

Value Securities Risk: The Portfolio may invest in value-oriented companies that the Adviser or Sub-Adviser, as applicable, believes to be undervalued or selling at a discount to their intrinsic value. Investments in these companies are subject to the risk that the market may never fully realize a company’s intrinsic value or that the Adviser’s or Sub-Adviser’s, as applicable, perceptions of a company’s value potential are wrong, and the securities purchased may not perform as expected.

Foreign Securities Risk. Foreign securities held by the Portfolio are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political and/or diplomatic instability, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets, including expropriation or confiscatory taxation), different trading practices, different accounting and

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reporting requirements, less government supervision, less publicly available information, limited trading markets and greater volatility.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Portfolio does not intend to invest in any particular sector or sectors, the Portfolio may, from time to time, emphasize investments in one or more sectors.

Commodity Risk. The Portfolio may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Portfolio may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

Fixed Income Risk. Fixed income investments, including underlying Fund Investments with exposure to fixed-income securities, will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Interest Rate Risk, (iv) Liquidity Risk and (v) Duration Risk.

High-Yield Risk. Investment in securities which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

ETF Risks. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an ETF; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the ETF may fail to achieve close correlation with the index that it tracks.

Risk of Investing in Other Investment Companies. To the extent the Portfolio invests in other investment companies, such as ETFs, the Portfolio’s shareholders will indirectly bear a proportionate share of any fees and expenses of the underlying investment company in addition to the Portfolio’s own fees and expenses. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees. As a result, your cost of investing will be higher than the cost of investing directly in the underlying investment funds and may be higher than mutual funds that invest directly in stocks and bonds. Investments by the Portfolio in other investment companies may be subject to restrictions under applicable laws, and absent exemptive relief, may affect the Portfolio’s ability to allocate investments in a manner that the Sub-Adviser considers optimal.

Tracking Risk. Fund Investments in which the Portfolio invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Fund Investments in which the Portfolio invests may incur expenses not incurred by their applicable indices, especially when rebalancing holdings to reflect changes in the composition of an index. Certain securities comprising the indices tracked by the Fund Investments may, from time to time, temporarily be unavailable, which may further impede the Fund Investments’ ability to track their applicable indices or match their performance.

Sampling Risk. Index-based Fund Investments may utilize a representative sampling approach to track their respective underlying indices. Index-based Fund Investments that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Fund Investment in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Fund Investment will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Fund Investment could result in a greater decline in NAV than would be the case if the Fund Investment held all of the securities in the underlying index.

Risks Related to Portfolio Turnover. As a result of its trading strategies, the Portfolio may sell portfolio securities without regard to the length of time they have been held and will have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Portfolio due to these increased costs.

Risks Related to Investments in Money Market Mutual Funds. Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Portfolio will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Derivatives Risk. The Portfolio may use derivative instruments. The value of these instruments derives from the value of an underlying asset, currency or index. Derivative instruments may be difficult to value and may be subject to substantial fluctuations in valuations caused by, among other things, changes in the value of the underlying asset. Derivative instruments may be volatile, and the potential loss on a derivative position may exceed the initial investment. Derivative instruments also

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involve the risk that other parties to the derivative contract may fail to meet their obligations, or that the holder of the derivative instrument is unable to close out a position, which could cause losses.

In particular, the Portfolio may utilize, or may have indirect exposure to, the following types of instruments:

●

Options. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The value of the Portfolio’s positions (or those of an underlying investment) in options fluctuates in response to changes in the value of the underlying security. The Portfolio or the underlying investment also risks losing all or part of the cash paid for purchasing call and put options.

●

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio or underlying investment and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) transaction costs associated with investments in futures, including margin requirements.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year and since inception compared with those of a widely recognized, unmanaged index of securities, as appropriate.The Morningstar Moderately Aggressive Target Risk Index is the Portfolio’s primary benchmark

Class III shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class III shares. Accordingly, performance would have been lower if Class III expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

ALPS | Stadion Tactical Growth Portfolio – Class I

Best Quarter:	12/31/2016	5.25%
Worst Quarter:	03/31/2016	(1.05)%

Average Annual Total Returns
(for the periods ended December 31, 2016)

	1 Year	Since Inception (April 30, 2015)
ALPS | Stadion Tactical Growth Portfolio – Class I	9.67%	2.68%
ALPS | Stadion Tactical Growth Portfolio – Class III	9.22%	2.30%
Morningstar Moderately Aggressive Target Risk Index (reflects no deduction for fees, expenses or taxes)	10.21%	2.23%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	6.66%

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Stadion Money Management, LLC (“Stadion”) is the investment sub-adviser to the Portfolio.

Portfolio Managers

Paul M. Frank, Senior Portfolio Manager. Mr. Frank joined Stadion in 2013. He has been the Lead Portfolio Manager of the Portfolio since its inception.

Brad A. Thompson, CFA®, Chief Investment Officer. Mr. Thompson joined Stadion in 2006. He has managed the Portfolio since its inception.

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William McGough, CFA®, Senior Vice President – Portfolio Management. Mr. McGough joined Stadion in 2003. He has managed the Portfolio since its inception.

Tax Information

The Portfolio’s distributions are not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements. However, if the Portfolio’s distributions are made to arrangements that do not provide for tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will be taxed as ordinary income or capital gains. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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